Filed Pursuant to Rule 497(e)

Securities Act registration no. 333-165633
Investment Company Act file no. 811-22397

IRONBRIDGE FUNDS, INC.

SUPPLEMENT DATED FEBRUARY 18, 2011
TO
STATEMENT OF ADDITIONAL INFORMATION DATED NOVEMBER 1, 2010

Effective as of the close of business on February 17, 2011, IronBridge Capital Management, L.P. (the “Adviser”), the investment adviser to all of the series of IronBridge Funds, Inc., is the sole manager of the IronBridge Frontegra Global Fund (the “Global Fund”), and the Adviser’s affiliate, IronBridge International, Ltd., no longer serves as subadviser to the Global Fund.  All references to IronBridge International, Ltd., in the above-mentioned document of IronBridge Funds, Inc., are hereby removed.

The following is added to the “PORTFOLIO MANAGERS” section of the Statement of Additional Information, which begins on page 21:

Other Accounts Managed by Portfolio Managers of the Funds

The following table lists the number and types of accounts managed by Messrs. Werber, Singh and Reher, and assets under management in those accounts, as of January 31, 2011:

Other Registered Investment Companies Managed by Portfolio Managers	Other Pooled Investment Vehicles Managed by Portfolio Manager	Other Accounts Managed by Portfolio Managers

Portfolio Manager	Number	Total Assets (in millions)	Number	Total Assets (in millions)	Number with Performance -Based Fees	Total Assets of Pooled Investment Vehicles with Performance- Based Fees	Number	Total Assets (in millions)	Number with Performance -Based Fees	Total Assets of Accounts with Performance-Based Fees (in millions)

Global Fund
IronBridge Capital Management, L.P.
Steven Werber	0	0	1	182	0	0	25	5,198	2	484
Mandhir Singh	0	0	1	182	0	0	25	5,198	2	484
Kevin Reher	0	0	1	182	0	0	25	5,198	2	484

Ownership of Fund Shares by Portfolio Managers

As of January 31, 2011, Mr. Reher owned $10,001-$50,000 of equity securities in the Global Fund.  As of January 31, 2011, Messrs. Werber and Singh owned no equity securities of the Global Fund.